Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

(13) Fair Value Measurements

The Company adopted accounting provisions that outline a valuation framework and create a fair value hierarchy, which distinguishes between assumptions based on market data (observable inputs) and a reporting entity’s own assumptions about market data (unobservable inputs). The new disclosures increase the consistency and comparability of fair value measurements and the related disclosures. Fair value is identified, under the standard, as the price that would be received to sell an asset or paid to transfer a liability between willing third parties at the measurement date (an exit price). In accordance with GAAP, certain assets and liabilities must be measured at fair value, and the Company provides the necessary disclosures that are required for items measured at fair value as outlined in the accounting requirements regarding fair value.

Financial assets and liabilities, as well as those non-financial assets and liabilities requiring fair value measurement, are measured using inputs from three levels of the fair value hierarchy.

The three levels are as follows:

Level 1—Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3—Unobservable inputs, only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.

In accordance with accounting provisions and the fair value hierarchy described above, the following table shows the fair value of the Company’s consolidated assets and liabilities that are measured on a non-recurring and recurring basis as of December 31, 2011 and 2010 (amounts in thousands):

	Balance at December 31, 2011	Level 1	Level 2	Level 3
Non-recurring Measurements:
Impaired real estate assets	$10,583	$—	$5,250	$5,333

Recurring Measurements:
Derivative instrument-swap agreements	6,129	—	6,129	—
Contingent consideration related to acquisition of:
Corporate Campus at Ashburn Center	1,448	—	—	1,448
840 First Street, NE	745	—	—	745

	Balance at December 31, 2010	Level 1	Level 2	Level 3
Non-recurring Measurements:
Impaired real estate assets	$10,950	$—	$10,950	$—

Recurring Measurements:
Derivative instrument-swap agreement	396	—	396	—
Contingent consideration related to acquisition of:
Corporate Campus at Ashburn Center	1,398	—	—	1,398

Impairment of Real Estate Assets

The Company regularly reviews market conditions for possible impairment of a property’s carrying value. When circumstances such as adverse market conditions, changes in management’s intended holding period or potential sale to a third party indicate a possible impairment of a property, an impairment analysis is performed.

During the fourth quarter of 2011, the Company reduced its intended holding period for its Woodlands Business Center and Goldenrod Lane properties, which are both located in the Company’s Maryland reporting segment. Based on an analysis of each properties’ cash flows over the Company’s reduced holding period for each respective property, the Company recorded impairment charges of $1.6 million and $0.9 million, respectively, in the fourth quarter of 2011. The Company determined the fair value of the properties through an assessment of market data and through an income approach based on discounted cash flows anticipated over a reduced holding period.

During the third quarter of 2011, the Company reduced its intended holding period for its Airpark Place Business Center property, which is located in its Maryland reporting segment. Based on an analysis of the property’s anticipated cash flows over the Company’s reduced holding period for the property, the Company recorded a $3.1 million impairment charge in the third quarter of 2011. In January 2012, the Company entered into a binding contract to sell the property and recorded a $0.4 million impairment charge to reduce the property’s carrying value to reflect its fair value, less any potential selling costs at December 31, 2011. The property was sold in March 2012 for net proceeds of approximately $5.3 million. As of December 31, 2011, the property met the Company’s guidelines to classify its assets and related liabilities as held-for-sale in the Company’s consolidated balance sheets and reflected its operating results as discontinued operations in the Company’s consolidated statements of operations. The Company determined the fair value of the property based on the execution of the letter of intent.

On December 29, 2010, the Company acquired Mercedes Center, which is located in the Company’s Maryland reporting segment. Due to the bankruptcy of an acquired tenant, the Company realized an impairment charge of $2.4 million to reflect the fair value of the intangible asset associated with the tenant’s lease, which was determined to have no value. The non-recoverable value of the intangible assets was based on, among other items, an analysis of current market rates, the present value of future cash flows that were discounted using capitalization rates, lease renewal probabilities, hypothetical leasing timeframes, historical leasing commissions, expected value of tenant improvements and recently executed leases.

In September 2010, the Company reduced its anticipated holding period for its Old Courthouse Square property, which is located in the Company’s Maryland reporting segment. The Company entered into a non-binding contract to sell the asset in October 2010. As a result, the Company realized a $3.4 million impairment charge to reduce the property’s carrying value to reflect its fair value, less any potential selling costs. The property was sold on February 18, 2011 for net proceeds of $10.8 million. The Company determined the fair value of the property through an assessment of market data in working with a real estate broker on the transaction and based on the execution of a non-binding letter of intent. The fair value was further validated through an income approach based on discounted cash flows that reflected a reduced holding period.

The Company incurred impairment charges of $8.7 million, $6.4 million and $2.5 million during 2011, 2010 and 2009, respectively. Of the total impairment charges recorded, $2.4 million related to Mercedes Center was recorded in 2010 and is reflected within continuing operations on its consolidated statements of operations as the property remains in the Company’s portfolio. The remaining impairment charges incurred during 2011, 2010 and 2009 relate to properties that were subsequently disposed of, including Airpark Place Business Center, Woodlands Business Center and Goldenrod, which were sold in 2012, and are recorded within discontinued operations on the Company’s consolidated statements of operations.

Interest Rate Derivatives

At December 31, 2011, the Company had hedged $200.0 million of its variable rate debt through six interest rate swap agreements. See footnote 12, Derivative Instruments and Comprehensive (Loss) Income, for more information about the Company’s interest rate swap agreements.

The interest rate derivatives are fair valued based on prevailing market yield curves on the measurement date. The Company uses a third party to value its interest rate swap agreements. The third party takes a daily “snapshot” of the market to obtain close of business rates. The snapshot includes over 7,500 rates including LIBOR fixings, Eurodollar futures, swap rates, exchange rates, treasuries, etc. This market data is obtained via direct feeds from Bloomberg and Reuters and from Inter-Dealer Brokers. The selected rates are compared to their historical values. Any rate that has changed by more than normal mean and related standard deviation would be considered an outlier and flagged for further investigation. The rates are then compiled through a valuation process that generates daily valuations, which are used to value the Company’s interest rate swap agreements. The Company’s interest rate swap derivatives are an effective cash flow hedge and any change in fair value is recorded in the Company’s equity section as “Accumulated Other Comprehensive Loss.”

A summary of the Company’s interest rate derivative liabilities which are included in “Accounts payable and other liabilities” in the Company’s consolidated balance sheets, is as follows (amounts in thousands):

	Year Ended December 31,
	2011	2010
Beginning balance at January1,	$396	$1,741
Deconsolidation (1)	—	(396)
Unrealized loss (gain)	5,733	(949)

Ending balance at December 31,	$6,129	$396

(1)

On January 1, 2010, the Company deconsolidated RiversPark I and all its assets and liabilities, including its interest rate derivative liability, were removed from the Company’s consolidated balance sheets.

Contingent Consideration

As discussed in footnote 5, Acquisitions, the Company had contingent consideration associated with the purchase of 840 First Street, NE. The fair value was based, in part, on significant inputs, which are not observable in the market and, therefore, represent a Level 3 measurement in accordance with the fair value hierarchy.

The Company has a contingent consideration obligation associated with the 2009 acquisition of Corporate Campus at Ashburn Center (“Ashburn Center”). As part of the acquisition price of Ashburn Center, the Company entered into a fee agreement with the seller under which the Company will be obligated to pay additional consideration upon the property achieving stabilization per specified terms of the agreement. The Company determines the fair value of the obligation through an income approach based on discounted cash flows that project stabilization being achieved within a certain timeframe. The more significant inputs associated with the fair value determination of the contingent consideration include estimates of capitalization rates, discount rates and various assumptions regarding the property’s operating performance and profitability. During the first quarter of 2010, the Company fully leased the Ashburn Center property, which resulted in an increase in its potential obligation, and recorded a $0.7 million increase in its contingent consideration to reflect the increase in the Company’s potential obligation with a corresponding entry to “Change in contingent consideration related to acquisition of property” in its consolidated statements of operations. The Company has classified its contingent consideration liabilities within “Accounts payable and other liabilities” and any changes in its fair value subsequent to their acquisition date valuation are charged to earnings. Since the Company uses discounted cash flows over a stabilization period to value its contingent consideration related to Ashburn Center, the determination of the fair value of contingent consideration performed in a subsequent period reflects a reduction in the period to achieve stabilization and an increase in the likelihood reaching fulfillment of the obligation. As a result, the Company’s contingent consideration will immaterially increase over time. In the fourth quarter of 2011, the Company recorded a $50 thousand increase in its contingent consideration liability related to Ashburn Center that reflected a reduction of the period to reach stabilization. The fair value was based, in part, on significant inputs, which are not observable in the market, thus representing a Level 3 measurement in accordance with the fair value hierarchy.

A summary of the Company’s consolidated contingent consideration obligations is as follows (amounts in thousands):

	Year Ended December 31,
	2011	2010
Beginning balance at January1,	$1,398	$688
Realized gain on settlement of obligation	(1,487)	—
Unrealized loss on change in fair value	50	710
Additions to contingent consideration obligations	9,356	—
Settlement of contingent consideration obligation	(7,124)	—

Ending balance at December 31,	$2,193	$1,398

With the exception of its contingent consideration obligations, the Company did not re-measure or complete any transactions involving non-financial assets or non-financial liabilities that are measured on a recurring basis during the years ended December 31, 2011 and 2010. Also, no transfers into and out of fair value measurements levels occurred during the years ended December 31, 2011 and 2010.

Financial Instruments

The carrying amounts of cash equivalents, accounts and other receivables, accounts payable and other liabilities, with the exception of any items listed above, approximate their fair values due to their short-term maturities. The Company calculates the fair value of its notes receivable and debt instruments by discounting future contractual principal and interest payments using prevailing market rates for securities with similar terms and characteristics at the balance sheet date. The carrying amount and estimated fair value of the Company’s notes receivable and debt instruments at December 31 are as follows (amounts in thousands):

	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets:
Notes receivable (1)	$54,661	$55,000	$24,750	$24,750

Financial Liabilities:
Mortgage debt	$432,023	$437,593	$319,096	$316,169
Exchangeable senior notes (2)	—	—	29,936	30,412
Series A senior notes	37,500	39,128	37,500	37,850
Series B senior notes	37,500	41,383	37,500	37,251
Secured term loans (3)	30,000	29,990	110,000	109,976
Unsecured term loan	225,000	224,388	—	—
Unsecured revolving credit facility	183,000	182,740	191,000	191,073

Total	$945,023	$955,222	$725,032	$722,731

(1)	The face value of the Company’s notes receivable was $55.0 million at December 31, 2011 and $25.0 million at December 31, 2010.
(2)	During the fourth quarter of 2011, the Company repaid the outstanding balance of $30.4 million on its Exchangeable Senior Notes. The face value of the notes was $30.4 million at December 31, 2010.
(3)	During 2011, the Company repaid two secured term loans, which totaled $70.0 million, and made a $10.0 million principal payment on its remaining secured term loan.